1
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45
Week post-launch
Thanksgiving week
Christmas week
TV ad campaign launched 1/7/13
Analgesic sales force launched 1/18/13
1,994  weekly TRx as of 2/1/13
Exhibit 99.1
Intermezzo weekly TRx as of 2/1/13